Exhibit 99.5

FIRST CHESTER COUNTY CORPORATION 9 NORTH HIGH STREET P O BOX 523 WEST CHESTER, PA 19381

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1
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VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

____ ____ ____ ____ ____ ____

CONTROL # g	000000000000

NAME

THE COMPANY NAME INC. - COMMON

THE COMPANY NAME INC. - CLASS A

THE COMPANY NAME INC. - CLASS B

THE COMPANY NAME INC. - CLASS C

THE COMPANY NAME INC. - CLASS D

THE COMPANY NAME INC. - CLASS E

THE COMPANY NAME INC. - CLASS F

THE COMPANY NAME INC. - 401 K

SHARES	123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345
PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:            ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

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The Board of Directors recommends a vote FOR each of the proposals.					For	Against	Abstain
1

Proposal to approve and adopt the Agreement and Plan of Merger, dated as of December 27, 2009 by and between Tower Bancorp, Inc. (“Tower”) and First Chester, as amended, which provides, among other things, for the merger of First Chester with and into Tower, and the conversion of each share of First Chester common stock outstanding immediately prior to the merger into 0.453 shares of Tower common stock, subject to adjustment, all as more fully described in the joint proxy statement/prospectus.

					☐	☐	☐
2	Proposal to adjourn the special meeting of shareholders, if more time is needed, to allow First Chester time to solicit additional votes in favor of the merger agreement.				☐	☐	☐
NOTE:The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and Joint Proxy Statement/Prospectus dated , 2010

                                                                                      Yes        No

Please indicate if you plan to attend this meeting        ☐        ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1
SHARES
CUSIP #
		JOB #				SEQUENCE #
Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com.

Revocable Proxy This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints              and             , or either of them, each with full power of substitution as attorneys and proxies of the undersigned to vote all First Chester County Corporation (“First Chester”) common stock of the undersigned at the Special Meeting of Shareholders of First Chester to be held on             ,                  , 2010, at             , at                     , Pennsylvania, and at any adjournment(s) or postponement(s) of such meeting, as fully and effectually as the undersigned could do if personally present, and hereby revokes all previous proxies for said meeting.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS I and II.

This proxy also confers authority as to other business as may properly come before the meeting and any adjournment or postponement thereof. The Board of Directors at present knows of no other business to be brought before this meeting. However, if any other business is brought before the meeting, the shares represented by this proxy will be voted in accordance with the recommendations of the management of First Chester.

It is important that your shares be represented at the meeting. Please sign, date and return this proxy as promptly as possible, whether or not you plan to attend the meeting. This proxy is revocable at any time before it is exercised and may be withdrawn if you elect to attend the meeting, give written notification to the Secretary of First Chester and vote in person.

Continued and to be signed on reverse side